                                MULTIFAMILY NOTE
                                  (Wickertree)

$4,231,700.00                                             As of October 31, 1997

     FOR VALUE RECEIVED, AIMCO/WICKERTREE, L.P., a Delaware limited partnership, having its principal place of business at 1873 S. Bellaire Street, 17th Floor, Denver Colorado 80222 (hereinafter referred to as "Borrower"), promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, having its principal place of business at 650 Dresher Road, Horsham, Pennsylvania 19055-8015 (hereinafter referred to as "Lender"), the principal sum of FOUR MILLION TWO HUNDRED THIRTY-ONE THOUSAND SEVEN HUNDRED AND NO/100 DOLLARS ($4,231,700.00), with interest on the unpaid principal balance to be computed from the date of this Multifamily Note (together with the Addendum to Multifamily Note attached hereto and made a part hereof, the "Note") at the Applicable Interest Rate (hereinafter defined), in lawful money of the United States of America which shall at the time of payment be legal tender in payment of all debts and dues, public and private.

     1.   PAYMENT OF PRINCIPAL AND INTEREST.

          A. The principal and interest under this Note shall be payable at the office of Lender as set forth above, Attn: Mr. Barry Moore, or at such other place as Lender may from time to time designate in writing, in equal consecutive monthly installments of $32,856.60 each, on the first day of December, 1997, and on the first day of each calendar month thereafter up to and including the first day of October, 2017 (or if such day is not a Business Day (hereinafter defined) the next Business Day thereafter); and the balance of said principal sum together with accrued and unpaid interest and any other amounts due under this Note, the Instrument and the other Loan Documents (each as hereinafter defined) shall be due and payable on the 1st day of November, 2017 (the "Maturity Date"). The term "Business Day" shall mean a day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

          B. Interest on the principal sum of this Note shall accrue in arrears and be calculated on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to close of business. Payments in federal funds immediately available in the place designated for payment which are received by Lender prior to 2:00 p.m. local time at said place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at said place of payment on a day on which Lender is open for business. On the date of the closing of the loan evidenced by this Note, Borrower shall pay to Lender an interest payment equal to the product of the number of days remaining in the month from the date on which the loan is closed multiplied by the interest per diem. Payments under this Note shall be applied first to the payment of interest and other costs and charges due in connection with this Note or the Debt (as hereinafter defined), as Lender may determine in its sole discretion, and the balance applied toward the reduction of the principal sum in inverse order of maturity (but such application shall not reduce the amount of the fixed monthly installments required to be paid pursuant to Section 1.A above). All amounts due under this Note shall be payable without set off, counterclaim or any other deduction whatsoever.

          C. The term "Applicable Interest Rate" as used in this Note shall mean a rate of 7.09% per annum.

     2.   DEFAULT.

          A. If any sum payable under this Note is not paid within five (5) calendar days after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment and such amount shall be secured by the Instrument and the other Loan Documents.

          B. The entire outstanding principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under the Instrument, the other Loan Documents and this Note (all such sums hereinafter collectively referred to as the "Debt"), or any portion thereof, shall without notice become immediately due and payable if (i) any payment required under this Note or the Debt is not paid within five (5) calendar days after the date when due; or (ii) any representation or warranty of Borrower or any Key Principal, or any member, general partner, principal or beneficial owner of any of the foregoing, made herein or in any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made; or (iii) except for the specific defaults set forth in this Section B, any other default hereunder or under any of the other Loan Documents by Borrower, which default is not cured (a) in the case of any default which can be cured by the payment of a sum of money, within ten (10) days after written notice from Lender to Borrower, or (b) in the case of any other default, within thirty (30) days after written notice from Lender to Borrower; provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days, unless, only in the case of cures that require construction or remedial work, such cure cannot with diligence be completed within such one hundred twenty (120 day period, in which case such period shall be extended for an additional one hundred twenty (120) days; or (iv) the Borrower breaches or fails to comply with (a) Paragraph J of the Rider to Multifamily Instrument (the "Rider") as amended by Section D of the Supplemental Rider to the Multifamily Instrument (the "Supplemental Rider"), or
(b) Paragraph F of the Rider as amended by Section H of the Supplemental Rider; or (v) Borrower or any Key Principal shall make an assignment for the benefit of creditors or if Borrower shall generally not be paying its debts as they become due; or (vi) the Policies (defined in the Supplemental Rider to Multifamily Instrument) are not kept in full force and effect, or; (vii) (a) Borrower or any Key Principal shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Key Principal shall make a general assignment for the benefit of its creditors'; or (b) there shall be commenced against Borrower or any Key Principal any case, proceeding or other action of a nature referred to in clause (a) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of ninety (90) days; or (c) there shall be commenced against the Borrower or any Key Principal any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within ninety (90) days from the entry thereof; or (d) the Borrower or any Key Principal shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b), or (c) above; or (e) the Borrower or any Key Principal shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due (hereinafter each an "Event of Default"). Time is of the essence in this Note, the Instrument, and the other Loan Documents. All of the terms, covenants and conditions contained in the Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event that Lender employs counsel to collect the Debt or to protect or foreclose the security hereof, Borrower also agrees to pay on demand all reasonable costs of collection incurred by Lender, including reasonable attorneys' fees for the services of counsel whether or not suit be brought.

          C. Borrower does hereby agree that upon the occurrence of an Event of Default or upon the failure of Borrower to pay the Debt in full on the Maturity Date, or upon the failure of Borrower to pay the Debt on the date specified in any notice given pursuant to Section A of the attached Addendum to Multifamily Note, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at the Applicable Interest Rate plus five percent (5%) (the "Default Rate"); provided, however, that in the event Lender permits Borrower to cure such Event of Default after expiration of any applicable notice or grace period, then the rate of interest on the unpaid principal balance of this Note shall be the Applicable Interest Rate and shall be computed at the Applicable Interest Rate from and after the date such Event of Default is cured. The Default Rate shall be applicable from the occurrence of the Event of Default until the earlier to occur of the actual receipt and collection of the Debt or, if permitted by Lender, the date such Event of Default is cured. This charge shall be added to the Debt, and shall be deemed secured by the Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default. In the event the Default Rate would otherwise exceed the maximum rate permitted by applicable law, the Default Rate shall be the maximum rate permitted by applicable law. Borrower agrees to an effective rate of interest stated above plus any additional rate of interest resulting from any other charges in the nature of interest to be paid by or on behalf of Borrower, or any other benefit received or to be received by Lender, in connection with the Note.

     3. SECURITY. This Note is secured by the Instrument and the other Loan Documents. The terms "Instrument" and other "Loan Documents" have the meanings ascribed to those terms in the Addendum to Multifamily Note attached hereto and incorporated herein by this referenced.

     4.   GENERAL

          A. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any portion thereof at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the Debt or any portion thereof at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

          B. This Note may not be modified, amended, waiver, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          C. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). Borrower hereby waives the benefits of the right to assert any defense, affirmative defense, or file a cause of action based on the failure of the Lender to comply with Section 44-6852, Arizona Revised Statutes. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Instrument and the other Loan Documents made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Instrument and the other Loan Documents. Lender may release any guarantor or indemnitor of the Debt from liability, in every instance without the consent of the Borrower hereunder, and without waiving any rights the Lender may have hereunder or by virtue of the laws of the State in which the Property (as defined in the Instrument) is located or any other state of the United States.

          D. Borrower is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

          E. This Note shall be interpreted, construed and enforced according to the laws of the State where the Property is located. The terms and provisions hereof shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. As used herein, the terms "Borrower" and "Lender" shall be deemed to include their respective heirs, executors, legal representatives, successors, successors-in-title and assigns, whether by voluntary action of the parties or by operation of law. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Borrower under this Note. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. Title or articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or
intent of any provisions hereof.   This Note, the Instrument and the other Loan
Documents contain the entire agreements between the parties hereto relating to the subject matter hereof and thereof and all prior agreements relative hereto and thereto which are not contained herein or therein are terminated.

          F. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

          G. If any term of this Note or any application thereof shall be invalid or unenforceable, the remainder of this Note and any other application of the term shall not be affected thereby.

     IN WITNESS WHEREOF, Borrower has duly executed this Note the day and year first above written.

                                        BORROWER:

                                        AIMCO/WICKERTREE, L.P.,
                                        a Delaware limited partnership

                                        By:  AIMCO/WICKERTREE, INC., a
                                             Delaware corporation


                                             By: /s/ Harry Alcock
                                                --------------------------------
                                                Harry Alcock
                                                Vice President

                          ADDENDUM TO MULTIFAMILY NOTE
               (FOR USE WITH EXCEPTIONS TO NON-RECOURSE GUARANTY)

     THIS ADDENDUM TO MULTIFAMILY NOTE (the "Addendum") is made as of the 31st day of October, 1997, and is incorporated into and shall be deemed to amend and supplement the Multifamily Note (the "Multifamily Note") made by the undersigned (the "Borrower") to GMAC COMMERCIAL MORTGAGE CORPORATION and its successors, assigns and transferees (the "Lender"), dated the same date as this Addendum (the Multifamily Note as amended and supplemented by this Addendum, any other addendum to the Multifamily Note, and any future amendments to the Multifamily Note is referred to as the "Note"). The debt evidenced by the Note is secured by a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt of the same date (the "Multifamily Instrument"), covering the property described in the Multifamily Instrument and defined therein as the "Property".

This Property is located entirely within the state identified in Exhibit A to the Multifamily Instrument (the "Property Jurisdiction"). The Multifamily Instrument is amended and supplemented by the Rider to Multifamily Instrument (the "Rider") and any other rider to Multifamily Instrument given by Borrower to Lender and dated the same date as the Multifamily Instrument. (The Multifamily Instrument as amended and supplemented by the Rider and any other rider to the Multifamily Instrument and any future amendments to the Instrument is referred to as the "Instrument".)

The term "Loan Documents" when used in this Addendum shall mean, collectively, the following documents: (i) the Instrument, (ii) the Note, and (iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider) or O&M Agreement (as defined in the Rider), arising under, related to, or made in connection with, the loan evidenced by the Note, as such Loan Documents may be amended.

The covenants and agreements of this Addendum, and the covenants and agreements of any other addendum to the Multifamily Note, shall be incorporated into and shall amend and supplement the covenants and agreements of the Multifamily Note as if this Addendum and the other addenda were a part of the Multifamily Note, and all references to the Note in the Loan Documents shall mean the Note as so amended and supplemented. Any conflict between the provisions of the Multifamily Note and this Addendum shall be resolved in favor of this Addendum.

     ADDITIONAL COVENANTS. In addition to the covenants and agreements made in the Multifamily Note Borrower and Lender further covenant and agree as follows:

A.   PREPAYMENTS

     1.   YIELD MAINTENANCE PERIOD

     During the first 19.0 years of the Note term beginning with the date of the Note and upon giving Lender 60 days prior written notice, Borrower may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest and any other sums due Lender at the time of prepayment, a prepayment premium equal to the greater of:

     (a)  1% of the entire unpaid principal balance of the Note, or

     (b) The product obtained by multiplying (1) the entire unpaid principal balance of the Note at the time of prepayment, times (2) the difference obtained by subtracting from the interest rate on the Note the Applicable Treasury Yield, as such yield is reported on the Bloomberg display page (hereinafter "Bloomberg") as the bid side yield at 4:00pm New York City time on the fifth Business Day preceding (x) the date notice of prepayment is given to Lender where prepayment is voluntary, or (y) the date Lender accelerates the loan, times (3) the present value factor calculated using the following formula:

                          n
               1 - (1 + r)
               -----------
                    r

               [r = Applicable Treasury Yield
               n  = the number of years, and any fraction thereof, remaining between the prepayment date and the maturity date]

     Applicable Treasury Yield: Shall mean the bid side yield on interpolated U.S. Treasury Security for the average life of the loan calculated using the interest rate on the Note, the scheduled remaining payments on the Note from and after the date of prepayment to and including the maturity date of the loan, and the principal balance of the loan being prepaid.

     If the Applicable Treasury Yield is no longer available on Bloomberg, Lender shall determine such Applicable Treasury Yield from another source selected by Lender.

     Except as provided in paragraph A.3 of this Addendum, no partial prepayments are permitted. Such prepayment premium shall be due and payable if the Loan is prepaid for any reason during the first 19.0 years of the Note, including without limitation, a prepayment arising because of an acceleration of the Loan.

     2.   AFTER YIELD MAINTENANCE PERIOD

     After the expiration of the Yield Maintenance Period and upon giving Leader 60 days prior written notice, Borrower may prepay the entire unpaid principal balance of the Note on the last Business Day before a scheduled monthly payment date by paying, in addition to the entire unpaid principal balance, accrued interest and any other sums due Lender at the time of prepayment. No prepayment premium shall be due for any prepayment in full after the expiration of the Yield Maintenance Period.

     Except as provided in paragraph A.3 of this Addendum, no partial prepayments are permitted.

     3.   PARTIAL PREPAYMENTS

     Borrower shall have no right to make a partial prepayment of the outstanding indebtedness during the Note term. However, in the event that Lender shall require a partial prepayment of the outstanding indebtedness after a default under the Note, the Instrument or any of the other Loan Documents, by applying funds held by Lender pursuant to any Collateral Agreement (as defined in Uniform Covenant 2B of the Instrument) against the indebtedness secured by the Instrument, or, if Lender shall for any other reason accept a partial prepayment by Borrower of the outstanding indebtedness, except as otherwise provided in paragraph A.4 of this Addendum, a prepayment premium shall be due and payable to Lender as follows:

     (a) AFTER YIELD MAINTENANCE PERIOD. No prepayment premium shall be due for any partial prepayment made by Borrower in accordance with the provisions of the preceding sentence after the expiration of the Yield Maintenance Period.

     (b) DURING YIELD MAINTENANCE PERIOD. If Lender shall require or accept a partial prepayment during the Yield Maintenance Period, the partial prepayment shall be made on the last Business Day before a scheduled monthly payment date and a prepayment premium shall be due and payable to Lender equal to the greater of:

          (i)  1% of the amount of principal being prepaid, or

          (ii) the product obtained by multiplying (A) the amount of the principal which is being prepaid, times (B) the difference obtained by subtracting from the interest rate on the Note the yield rate (the "Partial Prepayment Yield Rate") on the Specified U.S. Treasury Security, as the Partial Prepayment Yield Rate is reported in the WALL STREET JOURNAL on the fifth Business Day preceding (1) the day Lender accelerates the loan (in connection with any partial prepayment made in connection with an acceleration of the loan), or (2) the day Lender applies funds held under any Collateral Agreement (other than in connection with an acceleration of the loan), times (C) the present value factor calculated using the following formula:

                              n
                    l -(1 + y)
                    ---------
                         y

                    [y = Partial Prepayment Yield Rate
                    n = the number of years, and any fraction thereof, remaining between the prepayment date and the expiration of the Yield Maintenance Period]

     When the total amount to be applied toward the unpaid principal balance of the loan and the prepayment premium is known, but the amounts to be allocated toward the unpaid principal balance of the loan and the prepayment premium, respectively, are unknown, the Lender shall determine the allocation between the prepaid principal amount and the prepayment premium as follows:

     Given: a = total amount to be applied

            b = prepaid principal amount

            c = prepayment premium

            N = note rate

                                                  n
            F = present value factor = 1 - (1 + y)
                                       ------------
                                                  y

            ["y" and "n" have the same meanings as set forth in subparagraph
            (ii) above]

     Then:  a   =   b    +    c

            b  =         a
                    -----------
                    F (N-y) + l

            c  =    a-b

     Except as provided in the next sentence, any partial prepayment of the outstanding indebtedness shall not extend the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall otherwise agree in writing. Upon any partial prepayment, Lender shall have the option, in its sole and absolute discretion, to recast the monthly installment due under the Note so that the maturity date of the Note shall remain the same.

     4. PREMIUM DUE WHETHER VOLUNTARY OR INVOLUNTARY PREPAYMENT; INSURANCE AND CONDEMNATION PROCEEDS

     Borrower shall pay the prepayment premium due under this paragraph A whether the prepayment is voluntary or involuntary (in connection with Lender's acceleration of the unpaid principal balance of the Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means. Notwithstanding any other provision herein to the contrary, Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument.

     5.     NOTICE; BUSINESS DAY

     Any notice to Lender provided for in this Addendum shall be given in the manner provided in the Instrument. The term "Business Day" means any day other than a Saturday, a Sunday, or any other day on which Lender is not open for business.

B.   BORROWER'S EXCULPATION

     Subject to the provisions of paragraph C and notwithstanding any other provision in the Note or Instrument, the personal liability of Borrower, any general partner of Borrower (if the Borrower is a partnership), and any "Key Principal" (collectively, the entities defined as Key Principal in Uniform Covenant 19(a)( 1) of the Security Instrument) to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note and the Instrument shall be limited to (1) the real and personal property described as the "Property" in the Instrument,
(2) the personal property described in or pledged under any Collateral Agreement (as defined in Uniform Covenant 2B of the Instrument) executed in connection with the loan evidenced by the Note, (3) the rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower (the "Rents and Profits") to the extent such receipts are necessary first, to pay the reasonable expenses of operating, managing, maintaining and repairing the Property, including but not limited to real estate taxes, utilities, assessments, insurance premiums, repairs, replacements and ground rents, if any (the "Operating Expenses") then due and payable as of the tine of receipt of such Rents and Profits, and then, to pay the principal and interest due under the Note and any other sums due under the Instrument or any other Loan Document (including but not limited to deposits or reserves due under any Collateral Agreement), except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

     Except as provided in paragraph C, Lender shall not seek (a) any judgment for a deficiency against Borrower, any general partner of Borrower (if Borrower is a partnership) or any Key Principal, or Borrower's or any general partner's or Key Principal's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Instrument, or (b) any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or to exercise any remedies under any Collateral Agreement.

C.   EXCEPTIONS TO NON-RECOURSE LIABILITY

     If, without obtaining the Lender's prior written consent, (i) a Transfer shall occur which, pursuant to Uniform Covenant 19 of the Instrument, gives Lender the right, at its option, to declare all sums secured by the Instrument immediately due and payable, (ii) Borrower shall encumber the Property with the lien of any subordinate instrument in connection with any financing by Borrower, in violation of the terms of the Instrument or,
(iii) Borrower shall violate the single asset covenant of paragraph J of the Rider, any of such events shall constitute a default by Borrower under the Note, the Instrument and the other Loan Documents, and if such event shall continue for 30 days, paragraph B shall not apply from and after the date which is 30 days after such event and the Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint or several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under the Note and the other Loan Documents.

     Notwithstanding paragraph B, Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis, in the amount of any loss, damage or cost (including but not limited to attorneys fees) resulting from (A) fraud or material misrepresentation by Borrower or Borrower's agents or employees or any Key


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Principal or general partner of Borrower in connection with obtaining the loan evidenced by the Note, or in complying with any of Borrower's obligations under the Loan Documents, (B) insurance proceeds, condemnation awards, security deposits from tenants or other sums or payments received by or on behalf of the Borrower in its capacity as owner of the Property and not applied in accordance with the provisions of the Instrument (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments, (C) all Rents and Profits, (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of the reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of principal and interest then due and payable under the Note and any other sums due under the Instrument and all other Loan Document (including but not limited to deposit or reserves payable under any Collateral Agreement), (D) Borrower's failure to pay transfer fees and charges due Lender under paragraph 19(c) of the Instrument, (E) Borrower's failure following a default under any of the Loan Documents to deliver to Lender on demand all Rents and Profits, security deposits (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct the disbursement of such sums), books and records relating to the Property, (F) or relating to Hazardous Materials or compliance with Hazardous Materials Laws to the full extent of any losses or damages (including those resulting from diminution in value of the Property) incurred by Lender as a result of the existence of such Hazardous Materials or failure to comply with Hazardous Materials Laws or the obligations of Borrower hereunder relating thereto, (G) intentional damage to the Property or (H) failure of Borrower to pay taxes or other liens with priority over the Multifamily Instrument.

     No provision of paragraphs B or C shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by the Note, (ii) release or reduce the debt evidenced by the Note, (iii) impair the right of Lender to enforce the provisions of paragraph D of the Rider, (iv) impair the lien of the Instrument, or (v) impair the right of Lender to enforce the provisions of any Collateral Agreement.

D.   BUSINESS, COMMERCIAL OR INVESTMENT PURPOSE

     Borrower represents that the Loan evidenced by the Note is being made solely for business, commercial or investment purposes.

E.   GOVERNING LAW

     1.     CHOICE OF LAW

     The validity of the Note, and the other Loan Documents, each of their terms and provisions, and the rights and obligations of Borrower under the Note, and the other Loan Documents shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the Property Jurisdiction.

     2.     CONSENT TO JURISDICTION

     Borrower irrevocably consents to the exclusive jurisdiction of any and all state and federal courts with jurisdiction in the Property Jurisdiction over Borrower and Borrower's assets. Borrower agrees that such assets shall be used to first satisfy all claims of creditors organized or domiciled in the United States of America ("USA") and that no assets of the Borrower in the USA shall be considered part of any foreign bankruptcy estate.

     Borrower agrees that any controversy arising under or in relation to the Note, the Instrument or any of the other Loan Documents shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over ail controversies which may arise under or in relation to the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement, or compliance with the Note, the Instrument, or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, the Instrument or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise.

F.   SUCCESSORS AND ASSIGNS

     The provisions of the Note, the Instrument, and all other Loan Documents shall be binding on the successors and assigns, including, but not limited to, any receiver, trustee, representative or other person appointed under foreign or domestic bankruptcy, receivership, or similar proceedings of Borrower and any person having an interest in Borrower.


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     BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Addendum.

                              AIMCO/WICKERTREE, L.P.,
                              a Delaware limited partnership

                              By:  AIMCO/Wickertree, Inc., a
                                   Delaware corporation

                                   By: /s/ Harry Alcock
                                      ------------------------------------------
                                       Harry  Alcock
                                       Vice President






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